UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 18, 2007



                                 OMI CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Marshall Islands                000-14135                  52-2098714
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


     One Station Place, Stamford, Connecticut                        06902
     (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (203) 602-6700

                                      None
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     OMI announced today in its May 18, 2007 press release that its Board of Directors has declared a special cash dividend contingent on the payment for OMI common shares by Omaha, Inc. in connection with the previously announced tender offer currently set to expire on Friday, May 25, 2007. The record date for the proposed dividend is Thursday, May 24, 2007. The payment date for the dividend will be the date the OMI common shares are actually purchased by Omaha, Inc. pursuant to the tender offer which is currently expected to occur on Thursday, May 31, 2007. The special dividend is a prorated amount equal to $0.15 per share multiplied by a fraction, the numerator of which is the number of days beginning on and including April 1, 2007 through and including the date Omaha, Inc. purchases the shares pursuant to the tender offer, and the denominator of which is ninety-one (the number of days in the quarter). Assuming the tender offer expires on May 25, 2007, as currently scheduled and that the shares are purchased on May 31, 2007, the anticipated dividend amount will be $0.10 per OMI common share. There can be no assurance that the shares will be purchased pursuant to the tender offer and accordingly, there can be no assurance that the special cash dividend will be paid to OMI shareholders of record as of the close of business on May 24, 2007. To the extent the shares are purchased pursuant to the offer at a later date, the amount of the dividend may exceed $0.10 per share but will not, in any event, exceed $0.15 per share.


Item 9.01  Financial Statements and Exhibits.

         (d)      Exhibits.

         The following exhibit is furnished herewith:

Exhibit
Number           Description

99.1             Press Release of OMI Corporation, dated May 18, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OMI Corporation



Date: May 18, 2007



                              By:  /s/ Craig H. Stevenson, Jr.
                                   ---------------------------
                              Name:    Craig H. Stevenson, Jr.
                              Title:   Chairman of the Board
                                       and Chief Executive Officer



                              By:  /s/ Kathleen C. Haines
                                   ----------------------
                              Name:    Kathleen C. Haines
                              Title:   Senior Vice President,
                                       Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


Exhibit
Number              Description

99.1                Press Release of OMI Corporation, dated May 18, 2007.